UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 6, 2021

Catalyst Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	333-254200	86-2411762
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 1.01	Entry Into a Material Definitive Agreement

On August 6, 2021, Catalyst Bancorp, Inc., a Louisiana corporation (the “Company”), and St. Landry Homestead Federal Savings Bank, a federally chartered savings bank (the “Bank”), entered into an Agency Agreement with Piper Sandler & Co. who will assist the Company on a best efforts basis in selling shares of the Company’s common stock in subscription and community offerings, and will serve as sole manager for any syndicated offering.

Piper Sandler & Co. will receive a fee of 0.90% of the aggregate dollar amount of all shares of common stock sold in the subscription offering and all shares sold in the State of Louisiana in a community offering. Piper Sandler & Co. will receive a fee of 3.0% of the aggregate purchase price of all shares of common sold in a community offering outside of the State of Louisiana. No fee will be payable to Piper Sandler & Co. with respect to shares purchased by directors, officers, employees or their immediate families and their personal trusts, shares purchased by the Company’s employee benefit plans or trusts established for the benefit of the Bank’s directors, officers and employees.

If shares of common stock are sold in a syndicated offering, the Company will pay fees of 5.5% of the aggregate dollar amount of common stock sold in the syndicated offering to Piper Sandler & Co. and any other broker-dealers included in the syndicated offering.

Piper Sandler & Co. also will be reimbursed for reasonable out-of-pocket accountable expenses, including legal fees, in an amount not to exceed $100,000. The Company has separately agreed to pay Piper Sandler & Co. up to $70,000 in fees and expenses for serving as records agent.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-254200) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 6, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

1.1	Agency Agreement, dated August 6, 2021, by and among Catalyst Bancorp, Inc., St. Landry Homestead Federal Savings Bank and Piper Sandler & Co.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date: August 12, 2021	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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